                                                                   EXHIBIT 23(B)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 20, 1998 included and incorporated by reference in Shaw Industries, Inc.'s Annual Report on Form 10-K for the year ended January 3, 1998 and to all references to our Firm in this Registration Statement.




                                       ARTHUR ANDERSEN LLP




Atlanta, Georgia
August 28, 1998